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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 15, 2005

                BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
             (Exact name of registrant as specified in its charter)

          MARYLAND                     0001260793               56-2356626
----------------------------    ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                         C/O BOSTON CAPITAL CORPORATION
                          ONE BOSTON PLACE, SUITE 2100
                              BOSTON, MA 02108-4406
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (617) 624-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
               AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On September 15, 2005, we acquired an interest in an existing multifamily apartment community consisting of 229 units in Plano, Texas known as the Preston at Willow Bend Apartments, which we intend to rename Broadstone Preston at Willow Bend Apartments. We acquired our interest in the property through BC Broadstone Preston, LP, a joint venture between us and certain affiliates of Alliance. We own a controlling partnership interest in BC Broadstone Preston, LP through two wholly-owned subsidiaries, ALLTX GP, LLC and ALLTX, LLC. BC Broadstone Preston, LP purchased the property from ERP Operating Limited Partnership for a contract purchase price of approximately $15,200,000. We have also borrowed an additional $2,531,347.50 to fund renovations and operating reserves, and to pay customary closing costs of approximately $1,700,000 and $831,347, respectively.

     To fund a portion of the purchase price, we contributed $5,556,347.50 to BC Broadstone Preston, LP by borrowing that amount from Wachovia Bank, National Association. The interest on the loan accrues in arrears at an interest rate of, at our election, LIBOR plus 300 basis points per annum or Wachovia Bank, National Association's announced prime rate plus 150 basis points per annum and is due and payable monthly to the extent that distributions are received from us by BC Broadstone Preston, LP, and, to the extent the interest is not paid, will be added to principal. The loan matures on January 1, 2006 and is pre-payable at any time without fee subject to LIBOR breakage costs. The loan is secured by our interests in BC Broadstone Preston, LP, and is guaranteed by ALLTX GP, LLC and BCP Funding, LLC, our affiliate and an affiliate of our Advisor. In connection with our procurement of the loan, BCP Funding, LLC agreed that it will continue to receive payment on our outstanding borrowings under our line of credit with BCP Funding, LLC with respect to our existing properties until all liens on such properties, other than the lien associated with our Seattle communities, are released. Once all liens on our existing properties (with the exception of the lien associated with the Seattle communities) are released, BCP Funding, LLC has agreed that we may utilize proceeds from this offering to pay the Wachovia loan before the payment of the borrowings associated with the Seattle communities. In order to retain all of the communities we have acquired, including Broadstone Preston at Willow Bend Apartments, we will have to raise $74,495,922 by January 1, 2006 and, at that time, repay the Wachovia loan with either borrowings under an anticipated line of credit or by refinancing permanent mortgage debt on our communities, or to the extent that we have raised $80,890,183 by January 1, 2006, with the net proceeds received from this offering.

     The remainder of the purchase price was funded by a $12,000,000 mortgage bridge loan from Deutsche Bank Berkshire Mortgage, Inc. The mortgage bridge loan has a sixty-day term and an interest rate of one-month LIBOR plus 100 basis points. We expect that the mortgage bridge loan will be refinanced with a permanent mortgage of $11,981,000 with Freddie Mac as lender. We anticipate the permanent mortgage will close on or about November 15, 2005. The permanent mortgage will have a fixed interest rate of 5.14%, which rate has been locked, and is for a nine-year term with only interest payments made monthly for such time. The $19,000 difference between the mortgage bridge loan and the permanent mortgage loan is expected to be funded through funds in the property operating account.

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     An acquisition fee of approximately $173,000 will be paid to our Advisor once the liens on our properties, including the lien on the Broadstone Preston at Willow Bend Apartments, are released.

     Alliance is the managing general partner of BC Broadstone Preston, LP. The managing general partner must obtain our consent before it can make material decisions with respect to actions by the joint venture and it can be replaced by us at any time. Alliance is entitled to participate in the cash distributions of BC Broadstone Preston, LP after we have received a priority share of the operating cash flow from the Plano community. Before Alliance receives any portion of the cash flow, we will first receive an annual asset management fee equal to $11,450 annually. After payment of this fee, we and Alliance will receive ratably a 10% preferred return on unreturned capital (which initially was $5,556,347.50 and $175,000, respectively). We will then share 80/20 with Alliance in all remaining cash flow from operations of the Plano community.

     To the extent we receive distributions from BC Broadstone Preston, LP, such distributions will be used, first to pay interest due on a monthly basis on the Wachovia loan and then to pay our ordinary expenses, including operational-stage fees and reimbursement to our Advisor and affiliates. After these payments, the amounts received from the distributions described above would be available to satisfy obligations of the REIT with any excess available for distribution to our stockholders. There is no guarantee that there will be sufficient cash flow from the Plano community to make the distributions described above.

     Proceeds from the sale of the Plano community will first be distributed to us in payment of the accrued, but unpaid, management fee referred to above. Remaining sale proceeds will be distributed to us and Alliance ratably until we have each received our accrued and unpaid 10% preferred return and a return of our capital contributions. Remaining sale proceeds will then be distributed:

     - 80% to us and 20% to Alliance until we have received a 13% per annum rate of return on our capital contributions (taking into account prior distributions);

     - then, 75% to us and 25% to Alliance until we have received a 16% per annum rate of return on our capital contributions (taking into account prior distributions); and

     - then, 70% to us and 30% to Alliance until we have received a 20% per annum rate of return on our capital contribution (taking into account prior distributions); and

     -    then, any residual sale proceeds, 60% to us and 40% to Alliance.

     The property manager is Alliance Residential, LLC, which is affiliated with Alliance G.P. IV, INC. and Broadstone Preston Alliance LLC. Alliance Residential, LLC will receive a property management fee equal to 3.5% of gross income (with 0.5% of such management fee subordinated to the first mortgage lender).

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ITEM 8.01      OTHER EVENTS.

     Subsequent to August 16, 2005, we retained Goodwin Procter LLP to serve as our securities and tax counsel solely in connection with this offering. Until August 16, 2005, Nixon Peabody LLP served as our securities and tax counsel in connection with this offering.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (d)       Exhibits.

            10.1 Property Management Agreement for Preston at Willow Bends Apartments, Plano, Texas, dated September 15, 2005, by and between BC Broadstone Preston, LP and Alliance Residential, LLC.

            10.2 Loan Agreement, dated September 15, 2005, between and among Wachovia Bank, National Association and ALLTX, LLC.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS.

         SOME OF THE STATEMENTS CONTAINED IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS RELATE TO EXPECTATIONS, BELIEFS, PROJECTIONS, FUTURE PLANS AND STRATEGIES, ANTICIPATED EVENTS OR TRENDS AND SIMILAR EXPRESSIONS CONCERNING MATTERS THAT ARE NOT HISTORICAL FACTS. IN SOME CASES YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS AS SUCH "MAY," "WILL," "SHOULD," "EXPECTS," "PLANS," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL" OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS CURRENT REPORT ON FORM 8-K REFLECT OUR CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND CHANGES IN CIRCUMSTANCES THAT MAY CAUSE OUR ACTUAL RESULTS TO DIFFER SIGNIFICANTLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENT. THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTED RESULTS INCLUDE CHANGES IN ECONOMIC, BUSINESS AND COMPETITIVE MARKET CONDITIONS, INCLUDING OUR ABILITY TO OBTAIN PERMANENT LOAN FINANCING. FOR MORE INFORMATION REGARDING RISKS THAT MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FORWARD-LOOKING STATEMENTS, SEE "RISK FACTORS" BEGINNING ON PAGE 27 OF OUR PROSPECTUS DATED AUGUST 1, 2005. WE DO NOT INTEND AND DISCLAIM ANY DUTY OR OBLIGATION TO UPDATE OR REVISE ANY INDUSTRY INFORMATION OR FORWARD-LOOKING STATEMENTS SET FORTH IN THIS CURRENT REPORT ON FORM 8-K TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Boston Capital Real Estate Investment Trust, Inc.


Date: September 21, 2005       By:  /s/ Marc N. Teal
                                  -----------------------------------------
                                  Marc N. Teal
                                  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NO.                                                       DESCRIPTION
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
     10.1      Property Management Agreement for Preston at Willow Bends Apartments, Plano, Texas, dated
               September 15, 2005, by and between BC Broadstone Preston, LP and Alliance Residential, LLC.

     10.2      Loan Agreement, dated September 15, 2005, between and among Wachovia Bank, National Association and ALLTX, LLC.